Exhibit 10.1

TENTH AMENDMENT TO

FINANCING AGREEMENT

THIS TENTH AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated this 28th day of December, 2015, and becoming effective as described in Section 3.2 hereof, is made by and among:

CROWN CRAFTS, INC., a Delaware corporation (“CCI”);

HAMCO, INC., a Louisiana corporation (“Hamco”);

CROWN CRAFTS INFANT PRODUCTS, INC., a Delaware corporation (“CCIP”; together with CCI and Hamco, the “Companies” and each a “Company”); and

THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (“CIT”),

to the Financing Agreement, dated July 11, 2006 (as amended, modified, restated or supplemented from time to time, the “Financing Agreement”), among CIT and the Companies. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Financing Agreement.

RECITALS

A.     Pursuant to the Financing Agreement, CIT has agreed to make loans and extend credit to the Companies in the amounts, upon the terms and subject to the conditions contained therein.

B.     CIT and the Companies have agreed to extend the Termination Date and make certain other changes to the Financing Agreement pursuant to the terms and conditions of this Amendment.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Companies and CIT hereby agree as follows:

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ARTICLE I

AMENDMENTS TO FINANCING AGREEMENT

The Financing Agreement is hereby amended as follows:

1.1	Section 1.1 of the Financing Agreement is amended as follows:

(a)	The date “July 11, 2016 in the defined term “Termination Date” is replaced with the date “July 11, 2019” in lieu thereof.

and

(b)

The defined term “Revolving Line of Credit Fee” is amended by deleting the words and figure “one eighth of one percent (0.125%)” and substituting the words and figure “zero percent (0.0%)” in lieu thereof.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Companies hereby represent and warrant to CIT that:

2.1     Compliance With the Financing Agreement. As of the execution of this Amendment, each Company is in compliance with all of the terms and provisions set forth in the Financing Agreement and the other Loan Documents to be observed or performed by such Company.

2.2     Representations in Financing Agreement. The representations and warranties of each Company set forth in the Financing Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

2.3     No Event of Default. No Default or Event of Default exists.

ARTICLE III

CONDITIONS PRECEDENT

3.1     Loan Documents. The Financing Agreement and the other Loan Documents are amended to provide that any reference therein to the Financing Agreement shall mean, unless otherwise specifically provided, the Financing Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time.

3.2      Conditions Precedent.

(a)     The amendments to the Financing Agreement contained in this Amendment shall become effective and be deemed effective on the date hereof (the “Effective Time”), provided the following conditions precedent have been satisfied or waived by CIT:

(i)     CIT shall have received the following documents, each to be in form and content satisfactory to CIT and its counsel:

(x)     this Amendment, duly executed by the Companies;

(y)     an executed certificate from E. Randall Chestnut or another officer of each Company acceptable to CIT, substantially in the form attached hereto as Exhibit A certifying that as of the date thereof, after giving effect to the effectiveness of this Amendment, (x) the representations and warranties contained in the Financing Agreement are true and correct in all material respects, (y) each Company is in compliance with all of the terms and provisions set forth in the Financing Agreement and (z) no Default or Event of Default exists; and

(z)     such other documents, instruments and agreements as CIT shall reasonably request in connection with the foregoing matters.

(ii)     There shall not have occurred any event, condition or state of facts which would reasonably be expected to have a Material Adverse Effect, as reasonably determined by CIT; and

(iii)     At the Effective Time, no Default or Event of Default exists.

For the avoidance of doubt, it is understood and agreed that if the conditions precedent described in this Section 3.2 are not satisfied or waived by CIT by the Effective Time, the amendments to the Financing Agreement contained in this Amendment shall be deemed to be null and void and of no further force and effect whatsoever.

ARTICLE IV

GENERAL

4.1     Full Force and Effect. As expressly amended hereby, the Financing Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Financing Agreement and the other Loan Documents, “hereinafter,” “hereto,” “hereof,” or words of similar import, shall, unless the context otherwise requires, mean the Financing Agreement or the other Loan Documents, as the case may be, as amended by this Amendment.

4.2     Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.

4.3     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile or by electronic transmission in “pdf” or other imaging format shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

4.4     Further Assurances. The Companies shall execute and deliver to CIT such documents, certificates and opinions as CIT may reasonably request to effect the amendments contemplated by this Amendment.

4.5     Headings. The headings of this Amendment are for the purpose of reference only and shall not effect the construction of this Amendment.

4.6    Expenses. The Companies shall reimburse CIT for CIT’s legal fees and expenses (whether in-house or outside) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents contemplated hereby.

4.7     Waiver of Jury Trial.     TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH COMPANY AND CIT WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE FINANCING AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers to be effective on the day and year first above written.

COMPANIES:

CROWN CRAFTS, INC.
HAMCO, INC.
CROWN CRAFTS INFANT PRODUCTS, INC.

By:	/s/ Olivia Elliott
Olivia Elliott
CFO

CIT:

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/s/ Vernon Wells
Vernon Wells
Vice President

EXHIBIT A

see attached

CLOSING CERTIFICATE

The undersigned, being the President and CEO of CROWN CRAFTS, INC., a Delaware corporation (“Crown Crafts”), and HAMCO, INC., a Louisiana corporation (“Hamco”), and the Vice President of Crown Crafts Infant Products, Inc., a Delaware corporation (“CCIP”, and together with Crown Crafts and Hamco, the “Companies,” and each a “Company”), hereby delivers this Certificate to THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (“CIT”), as required by that certain Tenth Amendment, dated December 28, 2015 (the “Amendment”), among the Companies and CIT, to the Financing Agreement, dated as of July 11, 2006 (the “Financing Agreement”), among the Companies and CIT. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Financing Agreement.

The undersigned hereby certifies to CIT that:

1.     He is the President and CEO of each of Crown Crafts and Hamco and is the Vice President of CCIP and in each such capacity he is authorized and empowered to execute and deliver this Certificate for and on behalf of each Company.

2.     After giving effect to the effectiveness of the Amendment on the date hereof, the warranties and representations of each Company set forth in the Financing Agreement are true and correct in all material respects as of the date hereof except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

3.     After giving effect to the effectiveness of the Amendment on the date hereof, the Companies have performed and complied with all covenants, agreements and conditions contained in the Financing Agreement which are required to be performed or complied with before or on the date hereof.

4.     After giving effect to the effectiveness of the Amendment, no Default or Event of Default exists as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 28th day of December, 2015.

By:	/s/ E. Randall Chestnut
E. Randall Chestnut

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